UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

WIZZARD SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

April 29, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wizzard Software Corporation, which will be held on Friday, June 29, 2012, starting at 10:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 East Atlantic Ave., Delray Beach, FL 33483.  In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be a report with respect to the current status of our operations and an opportunity for you to ask questions.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on April 30, 2012 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

If you have any questions after reading the Proxy Statement and other materials we have sent, please call Art Batson, our Investor Relations Representative, at (407) 478-1120.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2012

To the Stockholders of Wizzard Software Corporation:

The 2012 Annual Meeting of Stockholders of Wizzard Software Corporation, a Colorado corporation (the “Company”), will be held on Friday, June 29, 2012, starting at 10:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 East Atlantic Ave., Delray Beach, FL 33483, for the following purposes:

1.

To elect four directors to serve a two year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors;

2.

To approve our 2012 Stock Option Plan;

3.

To approve the Share Exchange Agreement entered into on April 5, 2012, between the Company; Universal Entertainment Group Limited, a British Virgin Islands corporation; Digital Entertainment International Ltd., a corporation organized under the laws of the Hong Kong Special Administrative Region; Beijing Dingtai Guanqun Culture Co. Ltd, a corporation organized under the laws of the People’s Republic of China (the “PRC”); Beijing FAB Culture Co., Ltd., a corporation organized under the laws of the PRC; and Beijing FAB Digital Entertainment Products Co., Ltd, a corporation organized under the laws of the PRC, (collectively, the “FAB Parties”), and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto;

4.

To ratify the selection by the Board of Directors of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012;

5.

The appointment of two additional directors per the terms of the Share Exchange Agreement, subject to approval of Proposal No. 3 above and the closing of the Share Exchange Agreement;

6.

The amendment of the Company’s Articles of Incorporation to change its name to such name as the Company’s Board of Directors and the FAB Parties shall determine which amendment shall be subject to the prior closing of the Share Exchange Agreement.

7.

To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

 Our Board of Directors recommends that you vote FOR each of Proposals 1 through 6 above.  Our Board of Directors has chosen the close of business on April 30, 2012, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about May 21, 2012.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

April 29, 2012

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1

EXECUTIVE OFFICERS

6

CORPORATE GOVERNANCE

7

Board Leadership Structure and Risk Oversight

8

Board of Directors Independence

8

Committees of the Board of Directors

8

Communicating Concerns to Directors

9

Board and Committee Meetings

9

Nominating Committee Report

9

Audit Committee Report

10

Compensation Committee Interlocks and Insider Participation

11

COMPENSATION DISCUSSION AND ANALYSIS

11

Overview and General Philosophy

11

Compensation Objectives

11

Compensation Administration

12

Compensation Components

13

Retirement and Other Benefits

14

Compensation Committee Report

14

Restricted Stock Awards

15

Outstanding Equity Awards at Fiscal Year End

15

Nonqualified Deferred Compensation

15

Other Potential Post-Employment Payments

16

Summary Information about Equity Compensation Plans

16

DIRECTOR COMPENSATION

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

19

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

20

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWARE CORPORATION 2012 STOCK OPTION PLAN                                                                                                                                                                  21

PROPOSAL NO. 3 - APPROVAL OF THE SHARE EXCHANGE AGREEMENT DATED APRIL 5, 2012, AND THE ISSUANCE OF UP TO 40,579,000 SHARES OF OUR COMMON STOCK IF ALL REVENUE AND CORPORATE GOVERNANCE OBJECTIVES ARE MET PURSUANT THERETO                                  22

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

33

PROPOSAL NO. 5 - ELECTION OF TWO ADDITIONAL DIRECTORS PER THE TERMS OF THE SHARE EXCAHNGE AGREEMENT SUBJECT TO APPROVAL OF PROPOSAL NO 3 OF THIS PROXY STATEMENT.                                                                                                                                                                    34

PROPOSAL NO. 6- THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO SUCH NAME AS THE COMPANY’S BOARD OF DIRECTORS AND THE FAB PARTIES SHALL DETERMINE, WHICH AMENDMENT SHALL BE SUBJECT TO THE PRIOR CLOSING OF THE SHARE EXCHANGE AGREEMENT.                                                                                                             34

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on June 29, 2012

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Wizzard Software Corporation, a Colorado corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of Wizzard for use at Wizzard’s Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Friday June 29, 2012, starting at 10:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 East Atlantic Ave Delray Beach, FL 33483, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  These materials will be first mailed to stockholders on or about May 21, 2012.

When we use “Wizzard,” “we,” “us,” “our” or the “Company,” we are referring to Wizzard Software Corporation.

This Proxy Statement and our Annual Report to Shareholders are also available at:

http://annualreports.wizzardsoftware.com.

http://proxystatement.wizzardsoftware.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of four directors to serve a two year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors; (ii) the approval of our 2012 Stock Option Plan; (iii) the approval of the Share Exchange Agreement that we entered into on April 5, 2012, with Universal Entertainment Group Limited, a British Virgin Islands corporation; Digital Entertainment International Ltd., a corporation organized under the laws of the Hong Kong Special Administrative Region; Beijing Dingtai Guanqun Culture Co. Ltd, a corporation organized under the laws of the People’s Republic of China (the “PRC”); Beijing FAB Culture Co., Ltd., a corporation organized under the laws of the PRC; and Beijing FAB Digital Entertainment Products Co., Ltd, a corporation organized under the laws of the PRC, (collectively, the “FAB Parties”), and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto; (iv) the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012; (v) the appointment of two additional board members per the terms of the Share Exchange Agreement, and subject to the closing thereof; and (vi) the amendment of the Company’s Articles of Incorporation to change its name to such name as the Company’s Board of Directors and the FAB Parties shall determine, which amendment shall be subject to the prior closing of the Share Exchange Agreement. An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting. Our Board of Directors has chosen the close of business on April 30, 2012, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual

Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

What proposals will be voted on at the annual meeting?

Stockholders will vote on four proposals at the annual meeting:

•

the election of four directors to serve a two year term from the date of the Annual Meeting, or until their prior resignation or termination and the election and qualification of their successors;

•

the approval of the 2012 Stock Option Plan;

•

the approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto;

•

the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012,

•

the appointment of two additional directors per the terms of the Share Exchange Agreement, subject to the approval and the closing thereof; and

•

the amendment of our Articles of Incorporation to change our name to such name as the Board of Directors and the FAB Parties shall determine, which amendment shall be subject to the prior closing of the Share Exchange Agreement.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the four nominated directors;
•	FOR the approval of the 2012 Stock Option Plan;
•	FOR the approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto;
•	FOR the ratification of Gregory & Associates LLC as independent auditors of Wizzard for the fiscal year ending December 31, 2012,
•	FOR the appointment of two additional directors per the terms of the Share Exchange Agreement subject to approval and the closing thereof.
•

FOR the amendment of our Articles of Incorporation to change our name to such name as the Board of Directors and the FAB Parties shall determine, subject to the prior closing of the Share Exchange Agreement.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on April 30, 2012, which we refer to as the “record date,” are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 8,623,273 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, Annual Report and proxy card have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Colorado law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.

•

For Proposal 2 (2012 Stock Option Plan), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 3 (approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock, if all future revenue and corporate governance objectives are met pursuant thereto), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 4 (ratification of the selection of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 5 (election of two additional directors, subject to approval of Proposal 3 and the closing of the Share Exchange Agreement), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 6 (the amendment of the Company’s Articles of Incorporation to change its name, subject to approval of Proposal 3 and the closing of the Share Exchange Agreement), ), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For any other matters (other than the election of directors) on which stockholders of Wizzard are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,

•	submitting a properly signed proxy card bearing a later date,

•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the Annual Report on Form 10-K or this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

 John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by calling John Busshaus, Chief Financial Officer, at (412) 621-0902.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting Kathy Neal, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting, including the submission of nominees for election to the Board of Directors, consistent with regulations adopted by the Securities and Exchange Commission (the “SEC”) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2013 annual meeting, we must receive them not later than January 1, 2013, or such later date as we may specify in our SEC filings. Your proposals should be addressed to Wizzard Software Corporation at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2012 Annual Meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to April 4, 2012.

Am I entitled to dissenter’s rights?

Under Colorado law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, nominees for election as directors, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

To the extent that any of the above-referenced persons may be eligible to participate in our 2012 Stock Option Plan, they may be deemed to have an interest in the adoption of such plan.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact John Busshaus, our Chief Financial Officer:

•	by mail, to:

John Busshaus, Chief Financial Officer

Wizzard Software Corporation

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by telephone, at (412) 621-0902

EXECUTIVE OFFICERS

The following table sets forth:

•	the names of our current executive officers,

•	their ages as of the record date for the annual meeting and

•	the capacities in which they currently serve Wizzard :

Name	Age	Position(s)	Officer Since
Christopher J. Spencer	43	Chief Executive Officer and Director	2001
John Busshaus	49	Chief Financial Officer	2007

            See “Proposal No. 1 — Election of Directors” for biographical information regarding Mr. Spencer and each of our other current directors.

John Busshaus has served as Chief Financial Officer since January 29, 2007.  Mr. Busshaus has been responsible for our overall accounting and financial reporting functions since joining the Company in April 2006. From 2004 to 2006, Mr. Busshaus was an independent business consultant.  Mr. Busshaus’ efforts were assisting organizations with the implementation of Sarbanes Oxley, filing of SEC reports, and taking a company through an IPO.  Mr. Busshaus worked for Talanga International from 2001 to 2004, where he was the Chief Financial Officer for the company.  From 1999 to 2000, Mr. Busshaus worked for Mellon Bank as Controller and Vice President, and was responsible for strategic planning and managing the annual and monthly budgeting within Global Security Services.  From 1994 to 1998, Mr. Busshaus worked for PepsiCo as Senior Business Planner, and was responsible for annual and quarterly budgets planning, as well as weekly, monthly and quarterly reporting of results.  As a member of management, Mr. Busshaus' efforts contributed to the revenue growth and market share increases in a market that was categorized as saturated.

Involvement in Certain Legal Proceedings

     During the past ten years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed,

suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family Relationships

     There are no family relationships between any of our directors or executive officers.

CORPORATE GOVERNANCE

We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of Wizzard.  The Code of Ethics and Business Conduct, Board of Directors committee charters, Bylaws and Certificate of Incorporation are available at our corporate offices. Stockholders may request free printed copies of these documents from:

Wizzard Software Corporation

Attn: Kathy Neal

5001 Baum Blvd., Suite 770

Pittsburgh, PA 15213

(412) 621-0902

Board Leadership Structure and Risk Oversight

Our company is led by Mr. Christopher Spencer, who has served as chief executive officer and chairman of the Board of Directors since inception of the Company.  Our Board of Directors is comprised of Mr. Spencer and three independent directors.  The Board has four standing independent committees—the audit, compensation, nominating, and corporate governance and risk committees.  Each of the Board committees is comprised solely of independent directors.  Our risk committee is responsible for overseeing risk management, and our full Board regularly engages in discussions of risk management.  Each of our other Board committees also considers the risk within its area of responsibilities. Our corporate governance guidelines provide that our non-management directors will meet in executive session at each Board meeting.

Our corporate leadership structure is commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for the Company. We believe that having a combined chairman/CEO, and only independent Board members for each of our Board committees provides the right form of leadership for our Company. We have a single leader for our Company and he is seen by our customers, business partners, investors and other stakeholders as providing strong leadership for the Company and in our industry. We believe that our Chairman/CEO together with the risk committee, the audit committee and the full Board of Directors, provide effective oversight of the risk management function.

Board of Directors Independence

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the NYSE Amex Equities. The non-management independent directors meet in executive session, without management, at least annually. Mr. Polinsky, an independent non-management director, chairs all executive session meetings of directors.

Committees of the Board of Directors

The Board of Directors has adopted written charters for two standing committees: the Nominating Committee and the Audit Committee. The Board has determined that all members of the Nominating and Audit Committees are independent and satisfy the relevant SEC or NYSE Amex Equities independence requirements for members of such committees.

Nominating Committee.    The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board in identifies individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management.

Audit Committee.    The Audit Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Gregory & Associates LLC, our independent auditors, reports directly to the Audit Committee.

We will provide a free printed copy of any of the charters of any Board committee to any stockholder on request.

Compensation Committee.    The Compensation Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the Board of Directors; reviews and approves corporate goals and objectives with respect to CEO compensation and, based upon these evaluations, determines and approves the CEO’s compensation; makes recommendations to the Board of Directors with respect to non-CEO executive officer compensation. The Compensation Committee also has the responsibility to provide the report to stockholders on executive officer compensation, which appears below.

Communicating Concerns to Directors

The non-employee directors have established procedures to enable anyone wishing to communicate with our Board of Directors in one of the following ways:

•	E-mailing the directors at directors@wizzardsoftware .com, or

•	Writing to the directors, at the following address:

Board of Directors

Wizzard Software Corporation

c/o Corporate Secretary

5001 Baum Blvd

Suite 770

Pittsburgh, PA 15213

The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:

•	Calling the whistle blowing hotline @ (888) 363-7411

•	Writing to the Audit Committee, at the following address:

Chair of the Wizzard Audit Committee

5001 Baum Blvd

Suite 770

Pittsburgh PA 15213

The Corporate General Counsel will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee, together with any other director named in the communication. All other communications will be forwarded to the designated lead independent director of the Board of Directors, together with any other director named in the communication. Communications may be anonymous.

Board and Committee Meetings

The Board held five meeting during fiscal 2011.  We encourage but do not require Board member attendance at our Annual Meeting.  The Audit Committee held four meeting in fiscal 2011. Each director attended at least 75% of the aggregate of the total number of board and applicable committee meetings. One director attended the 2011 annual meeting.

Nominating Committee Report

The Nominating Committee provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.

The Nominating Committee has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the NYSE Amex Equities.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.

Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for our annual meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We anticipate that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by anyone else, although, the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with NYSE Amex Equities listing standards and SEC rules.

All of the nominees for directors being voted upon at the annual meeting are directors standing for reelection.

The Nominating and Corporate Governance Committee assisted the Board and each of its committees in conducting self-evaluations of their functioning and effectiveness. The committee also has reviewed and approved the Company’s CEO succession plan.

Nominating Committee

Douglas Polinsky

Denis Yevstifeyev

J. Greg Smith

Audit Committee Report

The Audit Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Gregory & Associates LLC, our independent auditors, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Gregory & Associates the firm’s independence from Wizzard, including the matters in the letter from Gregory & Associates required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Gregory & Associates’ independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting.

The Audit Committee discussed with Gregory & Associates the overall scope and plans for their respective audits. The committee regularly meets with Gregory & Associates, with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Gregory & Associates’ reports, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC. The committee and the Board also have recommended, subject to stockholder approval, the selection of Gregory & Associates LLC to audit our 2012 consolidated financial statements.

Audit Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and General Philosophy

At Wizzard, our focus is to create value through the growth of our three separate businesses including our Speech Business, our Media Business and our Healthcare Business. Our executive compensation program supports this goal of value creation by:

•	rewarding executives for obtaining performance milestones;

•	aligning the interests of executives with the interests of stockholders; and

•	attracting and retaining highly motivated and talented executives.

Our compensation elements simultaneously fulfill one or more of these three objectives. The elements include:

•	base salary;

•	discretionary bonuses (in the form of cash, restricted stock, and stock options);

•	benefits programs.

The type and amount of compensation is determined considering current pay, competitive pay data from the external talent market and the opportunity for future pay. We combine compensation elements for each executive in a manner that will meet the performance, alignment and retention goals listed above as well as eliciting the best possible contribution from the executive.

Compensation Objectives

Our executive compensation philosophy is built around two objectives: supporting stockholder value creation through, aligning the interests of executives with the interests of stockholders, and attracting and retaining highly motivated and talented executives.

Due to our diverse businesses, we have determined that no specific peer group is appropriate to use in defining market pay levels for our named executives. We therefore use general industry data of companies which are a similar size to us based on market capitalization to establish market pay levels.

Obtained Performance Milestones:

•	We construct our annual bonus opportunities to have appropriately aggressive targets that require significant achievement against performance milestones.

Aligned Interests:

•	Our base pay practices reduce fixed costs and emphasize performance-based incentive programs, which we believe are in the best interests of stockholders.

•	We base our annual bonus opportunities on performance milestones and value to the shareholder that focus executives on performance results that is of common interest to stockholders.

•	We award long-term equity incentive opportunities using stock options and restricted stock so that appreciating stock value is a significant factor in executive compensation.

Executive Retention:

•

We believe our use of lower base salary levels accompanied by an emphasis on incentive programs attracts executives that are appropriately aggressive, innovative, and willing to risk a larger share of their compensation on their own performance and the performance of the Company.

•	Discretionary bonuses allow us to adjust to unique market conditions in a timely fashion in order to retain key executives.

Compensation Administration

General Process.    Executive compensation decisions at Wizzard are the product of several factors, modified by judgment and discretion as necessary. The predominant factors include:

•	key performance measurements such as revenue, monthly download of content, and key business developments;

•	strategic initiatives such as acquisitions, and implementation of process improvements;

•	achievement of specific operational goals relating to the sphere of influence led by the executive;
•	compensation of other executives within the Company (to ensure internal equity); and

For the CEO, these factors are judged and compensation is recommended by the Compensation Committee of the Board of Directors and approved by the Board. For the other executive officers (including all of the named executives in the Summary Compensation Table), the factors are considered by the CEO, who recommends compensation levels. These judgments and recommendations are then reviewed and approved or revised by the Compensation Committee.

Generally, the Compensation Committee reviews and makes adjustments to base compensation once per year, effective at the beginning of each fiscal year (January 1). Annual incentives are typically paid within two months of the fiscal year end, usually in mid-February.  Equity grants are typically awarded in the spring of each year, in March or early April.

Role of Compensation Committee.    The Compensation Committee oversees the design, development and implementation of our compensation program. The Committee evaluates the performance of the CEO and determines CEO compensation consistent with the objectives of the compensation program. The Committee also approves all incentive compensation plans and approves or revises recommendations made by the CEO for compensation decisions affecting other executives. The Committee also approves all bonuses, awards and grants under all incentive plans.

Role of CEO.    Our CEO is responsible for the implementation and administration of our compensation program throughout the organization. The CEO evaluates the performance of executives and, consistent with the objectives of the compensation program, meets with the Compensation Committee to consider and recommend compensation programs, set and evaluate performance milestone, and make specific recommendations on the form and amount of compensation for named executives.

Compensation Components

Short-Term Compensation.    Consistent with our stated compensation philosophy, our key metric for executive short-term compensation is annual total cash compensation. Discretionary bonuses provide significant upside potential which results in targeted annual total cash compensation.

Our performance for fiscal 2011 was well above targeted levels, even in a year that was very challenging. Company-wide, total revenue for the year was $6.5 million, an increase of 18% from the previous year.  In January, 2011, the Company closed a subscription agreement whereby six institutional investors invested a total of $3.1 million in cash in exchange for 1,166,672 shares of common stock and 440,268 warrants.

Base Salary.    We consider base salary a tool to provide executives with a reasonable base level of income relative to the scope of the positions they hold. Base salaries are established based on the level of responsibility for the position. With the exception of the CEO and named executives all base salaries are reviewed annually, and are adjusted from time to time to reflect changes in responsibility level.

In 2011, our named executives’ base salaries range from $166,375 to $188,760.  In 2010, our named executives’ base salaries ranged from $133,100 to $145,200.  There were no changes in salaries for senior executives during 2009 or 2010.

Annual Bonus.    Currently, there is not an established annual incentive bonus plan.

Discretionary Bonuses.    Because there is not an annual incentive plan, the Compensation Committee may determine a discretionary bonus is to be awarded to appropriately reward senior executives.  In these cases, discretionary bonuses are used to assure that executives are appropriately rewarded. The Committee determines discretionary bonuses for the CEO. The CEO recommends discretionary bonuses for all other named executives, which are then approved or adjusted by the Committee.

In fiscal year 2011, discretionary bonuses were awarded to the executive officers.

Our Compensation Committee believes that we have executed on our compensation philosophy given the level of Company performance in fiscal 2011.

Long-Term Incentive Compensation.    In 2011, we offered a limited group of employees, including all named executives, stock options.

In fiscal 2012, we plan to execute a long-term incentive design that will utilize stock options. For senior management, including named executives, the primary emphasis will be on stock option awards. This results primarily in senior management focus on stock price performance, directly aligning the interests of executives with the interests of stockholders. It also puts a higher percentage of long-term compensation at risk as the design delivers less immediate value to executives.

All stock-options granted to the named executives by the Company must have prior Compensation Committee approval. The exercise price for all stock-based awards coincides with the date the Committee approves the award grant. It is against Company policy to back-date stock-based awards or to try to time stock-based awards for any reason and we have never engaged in these practices.

Award Adjustment or Recovery.    We do not have a policy to recover or otherwise adjust payments made or awards earned as a result of changes in subsequent periods relating to performance measures upon which such payments or awards are based, sometimes referred to as a “clawback” policy. We have not required any named executive to return any award or repay any payment received in any fiscal year.

Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to named executives unless compensation is based on an individual’s meeting pre-established performance goals determined by a compensation committee and approved by stockholders.

Retirement and Other Benefits

Generally, we view retirement savings as a personal matter. We currently do not offer any pre-tax retirement savings through the use of a traditional 401(k) plan; a deferred compensation plan or other retirement programs.

Perquisites.    Eligible employees, including named executives, participate in various other employee benefit plans, including medical and dental care plans; flexible spending accounts for health care; life, accidental death and dismemberment and disability insurance; and vacation plans. The primary purpose of providing these plans and limited perquisites to senior executives is to attract and retain talented executives to manage the Company. With respect to non-insurance perquisites, we prefer to take a minimalist approach. For fiscal 2011, the Company did not have executive non-insurance perquisites.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with our management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2011 Annual Report on Form 10-K.

Compensation Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Summary Compensation Table

The following sets forth the compensation of Wizzard’s Chief Executive Officer during fiscal 2011, and the other persons who served as executive officers during fiscal 2011. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2011.

SUMMARY COMPENSATION TABLE – FISCAL 2011

Name and principal position	Salary ($)	Bonus ($)	(1)	Stock awards ($)		Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Christopher Spencer – Chief Executive Officer
2011	175,806	30,000		31,163	(2)	0	0	236,969
2010	145,200	0		0		0	0	145,200
2009	145,200	0		0		0	0	145,200
John Busshaus – Chief Financial Officer
2011	155,705	25,000		31,163	(2)	0	0	211,868
2010	133,100	0		0		0	0	133,100
2009	133,100	0		0		0	0	133,100

(1)	The bonuses shown in this column represent discretionary awards.
(2)

Stock-based compensation represents the amounts recognized for financial reporting purposes for granting of stock options totaling $31,163, calculated in accordance with the requirements of SFAS No. 123R.  Reference is made to Note 8 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year 2011 for a detailed description of the assumptions used in valuing stock-based awards under SFAS No. 123R.

Restricted Stock Awards

There were no issuances of restricted stock award during fiscal 2011 to any named executive.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards for the named executives as of December 31, 2011:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
John L. Busshaus	11,459	0	0	19.08	5/22/2016	0	0	0	0
John L. Busshaus	16,667	0	0	26.40	5/16/2017	0	0	0	0
John L. Busshaus	20,834	0	0	2.40	4/26/2014	0	0	0	0
Chris Spencer	20,834	0	0	2.40	4/26/2014	0	0	0	0

Grants of Plan-Based Awards for 2011

There were no plan-based equity awards made to our executive officers during fiscal 2011.

Option Exercises and Stock Vested

The following table sets forth information concerning fiscal 2011 option exercises and restricted stock that vested during fiscal 2011 for the named executives.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2011

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christopher Spencer	0	0	0	0
John L. Busshaus	0	0	0	0

Nonqualified Deferred Compensation

The Company does not have a Deferred Compensation Plan for its executive officers.

Other Potential Post-Employment Payments

As of December 31, 2011, there were no named executives with employment contracts that require or required severance or other post-employment payments.

Summary Information about Equity Compensation Plans

As of December 31, 2011, we had six stock option plans, which were not approved by stockholders. A total of 544,792 shares of common stock have been reserved for ultimate issuance under the plans. Four of the plans have expired and awards can no longer be granted under those plans. As of December 31, 2011, options for approximately 137,063 shares of common stock could be granted under the remaining plans.

The Compensation Committee, or in its absence, the full Board, administers and interprets the plans. This Committee is authorized to grant options and other awards both under the plans and outside of any plan to eligible employees, officers, directors, and consultants. Terms of options and other awards granted under the plans, including vesting requirements, are determined by the Committee and historically have varied significantly. Options and other awards granted under the plans vest over periods ranging from zero to ten years, expire ten years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. Incentive stock option grants are intended to meet the requirements of the Internal Revenue Code.

2002 Stock Option Plan.    A total of 83,334 shares of common stock are reserved for issuance under the 2002 Stock Option Plan. The 2002 Plan expired in 2007 and awards can no longer be granted under the 2002 Plan. The 2002 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2004 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2004 Stock Option Plan. The 2004 Plan expired in 2007 and awards can no longer be granted under the 2004 Plan. The 2004 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2005 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2005 Stock Option Plan. The 2005 Plan expired in 2007 and awards can no longer be granted under the 2005 Plan. The 2005 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2006 Stock Option Plan.    A total of 11,459 shares of common stock are reserved for issuance under the 2006 Stock Option Plan. The 2006 Plan expired in 2006 and awards can no longer be granted under the 2006 Plan. The 2006 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2007 Stock Option Plan. The 2007 Plan has not expired and awards up to 21 can be granted under the 2007 Plan. The 2007 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2007 Key Employee Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2007 Key Employee Stock Option Plan. The 2007 Key Employee Plan expired in 2007 and awards can no longer be granted under the 2007 Key Employee Plan. The 2007 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2008 Stock Option Plan. The 2008 Plan has not expired and awards up to 32 can be granted under the 2008 Plan. The 2008 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Key Employee Stock Option Plan.    A total of 33,334 shares of common stock are reserved for issuance under the 2008 Key Employee Stock Option Plan. The 2008 Key Employee Plan has not expired and awards up to 220 can be granted under the 2008 Key Employee Plan.  The 2008 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2009 Stock Option Plan.    A total of 166,667 shares of common stock are reserved for issuance under the 2009 Stock Option Plan. The 2009 Plan has not expired and awards up to 13,106 can be granted under the 2009 Plan. The 2009 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2010 Stock Option Plan.    A total of 166,667 shares of common stock are reserved for issuance under the 2010 Stock Option Plan. The 2010 Plan has not expired and awards up to 123,889 can be granted under the 2010 Plan. The 2010 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

No Loans for Option Exercises.    It is our policy to not make loans to employees or officers for the purpose of paying for the exercise of stock options.

Stockholder Approval of Equity Compensation Plans.    The following table presents information as of December 31, 2011, about our common stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans and individual arrangements. As described above, we have seven stock option plans under which options have been granted.

Plan Category	Maximum shares to be issued upon exercise of options	Weighted-average exercise price of outstanding options	Shares remaining available for future issuance under existing equity compensation plans (excluding shares reflected in first column)
Plans approved by stockholders	32,000	$20.88	53
Plans not approved by stockholders	87,597	2.88	137,011

Total	119,597	$7.68	137,064

DIRECTOR COMPENSATION

In 2011, we paid our non-employee directors a cash retainer. In 2012, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2011. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2011.

DIRECTOR COMPENSATION TABLE – FISCAL 2011

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Doug Polinsky	32,000	0	0	0	0	0	32,000
J. Gregory Smith	32,000	0	0	0	0	0	32,000
Denis Yevstifeyev	32,000	0	0	0	0	0	32,000

All outside directors are entitled to base annual cash compensation of $24,000, which we pay monthly.  Currently, the outside directors also receive options for the purchase of common stock which normally vest at the rate of 24,000 shares each year, through December 31, 2011. The outside directors were granted 12,000 stock options on January 22, 2010, with a fair value of $50,400 on that date.  As of December 31, 2011, there were 12,000 stock options outstanding that were granted to the outside directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of April 30, 2012, regarding the beneficial ownership of our common stock, for:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and
•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of April 30, 2012, there were 8,623,273 shares of common stock outstanding.  As of that date, there were options to purchase 115,221 shares of common stock and warrants to purchase 497,738 shares of common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
5% Stockholders:
Christopher Spencer, Chief Executive Officer	274,995	(3)	3.4%

Directors:
Douglas Polinsky	12,500	(4)	*
J. Gregory Smith	4,000	(4)	*
Denis Yevstifeyev	4,000	(4)	*

Executive Officers:
John L. Busshaus, Chief Financial Officer	48,958	(5)	*
All directors and executive officers as a group (5 persons)	344,453		4.2%
*	Less than 1%
(1)	The address of each director and officer is c/o Wizzard Software Corporation, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from April 1, 2012, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of April 1, 2012.

(3)	Includes 20,834 stock options that are vested or will vest within 60 days of April 1, 2012.
(4)	Includes 4,000 stock options that are vested or will vest within 60 days of April 1, 2012.
(5)	Includes 48,958 stock options that are vested or will vest within 60 days of April 1, 2012.

CHANGES IN CONTROL

There are no pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.  However, if the Share Exchange Agreement is approved by stockholders at the Annual Meeting and closed, the issuance of the Initial Company Shares thereunder, together with the issuance of common stock upon conversion of Convertible Preferred Shares under the terms thereof, will result in such a change in control.  See Proposal 3 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us with respect to fiscal 2011 and on representations that no other reports were required, we believe that during the 2011 fiscal year all applicable Section 16(a) filing requirements were met.

TRANSACTIONS WITH RELATED PERSONS

Review and Approval of Transactions with Management and Others

We maintain various policies and procedures relating to the review, approval or ratification of transactions in which we and our subsidiaries are a participant and in which any of our directors, executive officers, major stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this proxy statement as “related persons.” Our Code of Ethics and Business Conduct, which is available on our website at www.wizzardsoftware.com, prohibits our employees, including our executive officers, from engaging in specified activities without prior approval. These activities typically related to conflicts of interest situations where an employee may have significant financial or business interests in another company competing with or doing business with us, or who stands to benefit in some way from such a relationship or activity.

Our Board of Directors has responsibility for reviewing and approving or ratifying related person transactions as defined under SEC regulations to the extent not delegated to another committee of the Board. In addition, the Board annually determines the independence of directors based on a review by the directors and the Nominating Committee.  The Compensation Committee reviews and approves compensation arrangements for the executive officers and directors.

We believe that these policies and procedures collectively assure that all related person transactions requiring disclosure under SEC rules are appropriately reviewed and approved or ratified. Each of the transactions disclosed below has been reviewed and approved or ratified by our Board of Directors and we believe that the terms of each of these transactions are no less favorable to us than we could obtain from an unaffiliated party.

Transactions with Related Persons

During the fiscal years ended December 31, 2011 and 2010, there were no transactions, and there are no currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.  Survival Spanish, an Education podcaster, ran advertising campaigns on its shows and sold podcast Apps during 2011.  Survival Spanish is owned by David Spencer.  David Spencer is a sibling of the CEO of the Company.  During 2011, payments were made to Mr. Spencer totaling $1,132.

Legal Proceedings

Wizzard is involved in routine legal and administrative proceedings and claims of various types.  We have no material pending legal or administrative proceedings, other than as discussed below or ordinary routine litigation incidental to our business, to which we or any of our subsidiaries are a party or of which any property is the subject.  While any proceeding or claim contains an element of uncertainty, management does not expect that any such proceeding or claim will have a material adverse effect on our results of operations or financial position.  There are no material proceedings to which any director or officer is a party adverse to Wizzard or any of its subsidiaries or has a material interest adverse to Wizzard or any of its subsidiaries.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

Nominees for Election as Directors

At the time of the Annual Meeting, the Board will consist of four members: Christopher Spencer, J. Gregory Smith, Denis Yevstifeyev, and Douglas Polinsky. At the Annual Meeting, the stockholders will elect four directors to serve a two year term, or until their prior resignation or termination and the election and qualification of their successors.

The Board proposes that the four individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with Wizzard	Director Since
Christopher Spencer	43	Director and CEO	1995
J. Gregory Smith	43	Director	2007
Douglas Polinsky	53	Chairman of Audit Committed and Director	2007
Denis Yevstifeyev	30	Director	2007

 Christopher Spencer has served as our Chief Executive Officer, President and as a director of Wizzard since February 7, 2001.  Mr. Spencer has been responsible for our overall direction since our inception and has been instrumental in leading us to our current position in the speech recognition industry.  From 1994 until 1996, Mr. Spencer founded and worked for ChinaWire, Inc., a high-technology company engaged in financial remittance between international locations and China.  Mr. Spencer worked for Lotto USA, Inc. from 1992-1994, where he was founder and Chief Executive Officer for the Pennsylvania computer networking company.  From 1990 until 1992, Mr. Spencer worked for John Valiant, Inc., and was responsible for business concept development and obtaining financing.  Mr. Spencer's efforts combined an effective advertising/promotions campaign with proper timing in the young adult/college restaurant/nightclub market.  John Valiant was sold for a profit in 1992 after successfully operating three revenue-generating divisions.

Douglas Polinsky has served as a director of Wizzard since October 2007.  Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995. Great North advises corporate clients on capital format and other transaction-related financial matters.  Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.

Greg Smith has served as a director of Wizzard since October 2007.  Mr. Smith is an award-winning producer and entrepreneur with over 10 years of experience in Non-Fiction Television.  In 2000, Mr. Smith established The Solution Film Group, LLC and acts as the Company’s President.  Mr. Smith provides professional production and editorial support for various forms of non-fiction television entertainment, including the direction of media projects from development through production and post-production.  His clients include Discovery Channel, Science Channel, Discovery HD Theater, Animal Planet, The Military Channel, PBS, and Discovery Networks International.  Mr. Smith most recently won an Emmy in 2006 for the Discovery Channel’s animated special Before the Dinosaurs.  His other awards for excellence in production and editing include Emmys for the Discovery Channel’s, Walking with Prehistoric Beasts and Allosaurus:  A Walking with Dinosaurs Special.  From 1997 to 2000, Mr. Smith worked for Discovery Communications, Inc. in the capacity of Supervising Producer from January 1998 to November 2000, and Producer/Editor from October

1997 to January 1998. From 1995 to 1996, Mr. Smith worked for Discovery Channel Pictures serving as Assistant Editor from March 1996 to October 1997, and Production Assistant from September 1995 to March 1996. From 1994 to 1995, Mr. Smith worked for Crawford Communications in Atlanta, Georgia as a Manager of Satellite Services for The Learning Channel.

Denis Yevstifeyev has served as a Director of Wizzard since October 2007.  Mr. Yevstifeyev currently serves as the Director of Financial Planning & Analysis for Education Management Corporation - Online Higher Education.  From 2007 to 2008, Mr. Yevstifeyev served as Sr. Financial Reporting Analyst for American Eagle Outfitters, Inc, in Pittsburgh.  His duties included: preparing and analyzing various internal and external financial reports; researching new accounting pronouncements and evaluating any impact on the financial statements.  He also reviewed accounting workpapers and prepared the Company’s SEC filings for Forms 8-K, 10-Q and 10-K.  From 2005 to 2007, Mr. Yevstifeyev worked Schneider Downs, Inc., where he worked on Sarbanes-Oxley compliance engagements. In 2005, Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College.  He also graduated with honors from the Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000.  From 2002 to 2003, Mr. Yevstifeyev served as the Settlement Department Manager for SDM BANK in Moscow, where he dealt with domestic and international corresponding banks, among other responsibilities.

Your Board of Directors unanimously recommends a vote FOR the election of Messrs. Spencer, Polinsky, Smith and Yevstifeyev.

PROPOSAL NO. 2 - APPROVAL OF THE WIZZARD SOFTWARE CORPORATION 2012 STOCK OPTION PLAN

The Board of Directors recommends stockholder approval of the 2012 Stock Option Plan (2010 Plan) for the issuance of 3,000,000 options.  The 2012 Plan shall be administered by the Board of Directors of the Company.

The Company shall grant options pursuant to the 2012 Plan upon determinations of the Board as to which of the eligible persons shall be granted options, the number of shares to be optioned and the term during which any such options may be exercised.  At all times, a majority of the members of the Board making determinations about the grant of options to employee-directors or employee-officers must be disinterested in the grant being made.

All employees, non-employee directors and any other persons providing valuable services to the Company are eligible to receive stock options.  Incentive Stock Options under the 2012 Plan may only be granted to such employees of the Company or any subsidiary thereof, as selected by the Board.  Non-Qualified Stock Options may be granted to employees, non-employee directors and any other persons providing valuable services to the Company.

In selecting the employees or other persons to whom stock options shall be granted, as well as determining the number of shares subject to each option, the Board shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the 2012 Plan.  An optionee who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

No stock option may be granted under the 2012 Plan later than the expiration of 10 years from the effective date of the 2012 Plan.

We are seeking your approval for the 2012 Plan. If stockholder approval is not obtained, no options may be granted under the 2012 Plan.

The Board of Directors believes that it is in our best interests to be able to continue to provide a means by which our employees, including officers, may increase their equity ownership in Wizzard and thereby to provide them with an incentive to enhance stockholder returns.  At this time, there are no plans, proposals or arrangements, written or otherwise, to grant any of the authorized options under the 2012 Plan.

Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the 2012 Stock Option Plan.

Your Board of Directors unanimously recommends a vote FOR the approval of the Company’s 2012 Stock Option Plan.

PROPOSAL NO. 3 - APPROVAL OF THE SHARE EXCHANGE AGREEMENT DATED APRIL 5, 2012, AND THE ISSUANCE OF UP TO 40,579,000 SHARES OF OUR COMMON STOCK IF ALL REVENUE AND CORPORATE GOVERNANCE OBJECTIVES ARE MET PURSUANT THERETO

On April 5, 2012, the Company executed a Share Exchange Agreement (the “Agreement”), to acquire (the “Acquisition”) from Universal Entertainment Group Limited, a British Virgin Islands company (“UEG”), 100% of the issued and outstanding shares of Digital Entertainment International Ltd., a Hong Kong company, (“DigitalHKCo”).  Wizzard agreed to purchase all the shares of Digital HKCo in a stock-for-stock transaction as described below.   UEG directly holds 100% of the issued and outstanding shares of Digital HKCo, which owns 100% of Beijing Dingtai Guanqun Culture Co., Ltd. (the “WFOE”).  The WFOE controls the management and financials of the operating entities, Beijing FAB Culture Co., Ltd., a People’s Republic of China (“PRC”) corporation (“FAB Culture”); and Beijing FAB Digital Entertainment Products Co., Ltd., a PRC corporation (“FAB Digital”), in China through variable interest entity (“VIE”) contracts.  Collectively, FAB Culture and FAB Digital shall be referred to herein as the “VIE Entities” and Digital HKCo, the WFOE and the VIE Entities shall be referred to collectively herein as the “FAB Companies.”

In exchange for all of the Digital HKCo shares, Wizzard will issue such number of common shares as represents 49% of the issued and outstanding shares of Wizzard, on a fully diluted basis, after the issuance of these shares as of the date of the Closing of the Agreement (the “Initial Shares”).  The voting rights of the Initial Shares shall be controlled by the Board of Directors of Wizzard until such time as the Corporate Governance Objectives (as defined in the Agreement) have been met over a period of eight consecutive and complete reporting quarters of the Company after the Closing.  After the completion of the Corporate Governance Objectives for two consecutive and complete quarters after the Closing, the voting rights to 50% of such shares shall be released; upon the successful completion of the Corporate Governance Objectives for six consecutive and complete quarters after the Closing, the voting rights to an additional 25% of such shares shall be released; and the voting rights to the remaining 25% of such shares shall be released upon the successful completion of the Corporate Governance Objectives for eight consecutive and complete reporting quarters after the Closing.  Upon Closing, Wizzard will issue up to 10,997,500 “unregistered” and “restricted” shares of common stock under the Agreement.

As additional consideration for the Digital HKCo shares, Wizzard will issue at the Closing 290 shares of its Series B Convertible Preferred Stock (the “Preferred Stock”), which shall have no dividend rights or voting rights or the right to receive any assets of Wizzard upon liquidation, dissolution or winding up.  The Preferred Stock will be convertible into shares of Wizzard’s common stock in three tranches upon the occurrence of the following conversion events:

The first tranche of 210 shares of Preferred Stock will be convertible into common stock upon the successful completion of the Corporate Governance Objectives for the four consecutive quarters immediately following the Closing.  The common shares to be issued for meeting the Corporate Governance Objectives in this tranche represent an additional 21% ownership interest of the issued and outstanding common shares of Wizzard on a fully diluted basis as of the date of the Closing. Upon attainment of these Corporate Governance Objectives and the conversion of the first tranche of Preferred Stock, Wizzard will issue up to an additional 15,709,900 shares of common stock.

The second tranche of 40 shares of Preferred Stock will be convertible into common stock upon the successful completion of the Corporate Governance Objectives for the four consecutive quarters immediately following the Closing and Revenue Objectives requiring that the FAB Companies receive sales revenue of at least US$60 million and net income of at least $12 million in fiscal year 2011.  The common stock  issuable upon conversion of the second tranche of Preferred Stock will represent an additional 4% ownership interest of the issued and outstanding common shares of Wizzard on a fully diluted basis as of the date of the Closing.  Upon attainment of these Corporate Governance and Revenue Objectives and the conversion of the second tranche of Preferred Stock, Wizzard will issue up to an additional 5,868,900 shares of common stock.

The third tranche of 40 shares of Preferred Stock will be convertible into common stock upon the successful completion of the Corporate Governance Objectives for the six consecutive and complete reporting quarters immediately following the Closing and Revenue Objectives requiring that the FAB Companies receive sales revenue of at least US$70 million and net income of at least $US 14 million in fiscal year 2012.  The common stock issuable upon conversion of the third tranche of Preferred Stock will represent an additional 4% ownership interest of the issued and outstanding common shares of Wizzard on a fully diluted basis as of the date of the .  Upon attainment of these Corporate Governance and Revenue Objectives and the conversion of the third tranche of Preferred Stock, Wizzard will issue up to an additional 8,002,700 shares of common stock. The precise number of common shares issuable upon conversion of each tranche of Preferred Stock will be determined at Closing, based on the total number of issued and outstanding shares of the Company’s common stock on a fully diluted basis at that time.  The Company will deliver to UEG at Closing a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock as filed with the Colorado Secretary of State.

Fifty percent of the Initial Shares (the “Lock-up Shares”) will be subject to the terms of a Lock-up Agreement by which UEG will agree not to transfer, sell, hypothecate or gift such Lock-up Shares for a period of 12 months following the Closing date.  In addition, during the first 24 months after the Closing, Digital HKCo and each of its permitted transferees or designees will have piggyback registration rights with respect to all Initial Shares that are not then subject to the restrictions of the Lock-up Agreement or the Voting Agreement, and all Company shares that have been issued upon conversion of Preferred Stock to cause such shares to be included in (i) any registration statement that the Company files with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, common shares held by any person who was a stockholder of the Company at the time of Closing (or any transferee thereof); or (ii) any other registration statement filed by the Company so long as a majority of the Company’s Board of Directors has made a good faith determination that such piggyback registration will not significantly prejudice the Company’s ability to raise capital.

The Agreement further provides that Wizzard’s Board of Directors will consist of its four current directors and two new members to be appointed by UEG and the FAB Companies prior to or at the Closing, with one of such new members to be designated Chairman.  Proposal 5 below is submitted to a vote of the Company’s stockholders in order to effectuate this provision of the Agreement.

Digital HKco’s offices are located at Flat 219/F, Henan Building, 90-92 Jaffe Road, Wanchai, Hong Kong with a phone number of 01186-010-6601-1728.

The Closing of the Agreement is subject to usual and customary closing conditions, and is scheduled to take place not more than 120 days after the execution date.  In addition, prior to the Closing, the Company must obtain stockholder approval of the transaction; complete the “spin-off” of its home healthcare operations through a special dividend to its current stockholders (which shall not include UEG); and amend its Articles of Incorporation to change its name to a name to be agreed upon by the parties.  In addition, prior to the Closing, the FAB Companies must have completed a restructuring pursuant to a Restructuring Plan attached as Exhibit F to the Agreement.

Digital HKCo, operating through the VIE Entities, offers the largest selection in China of copyrighted digital entertainment products and unique digital entertainment experience through its three channels; wholesale and retail, FAB kiosks network, and online store. Digital HKCo is a champion of the anti-piracy movement in China.  Its founder, Mr. Zhang Hongchen, has served as Chairman of Anti-Piracy Alliance in China.

Digital HKCo offers a variety of digital entertainment products including CD, VCD, DVD, blue-ray disks, books magazines, mobile phone accessories and cameras.  Its products and services are primarily distributed through its flagship stores, proprietary “FAB” kiosks network and online virtual stores. FAB kiosk are conveniently located at high-traffic areas of office buildings, shopping malls, retails stores and airports, and is a self-service terminal that provides a range of entertainment and business applications.  Revenue from FAB kiosk sales includes download service revenue, membership card revenue, advertisement revenue and licensing revenue. Membership card revenue is amortized over the life of the membership period.  The membership cards are sold at various levels.  Membership levels at RMB $100 have an expiration period of three months, and levels at RMB $200, $300, $400 and $500 have expiration periods of twelve months.  This FAB membership program brings in tens of thousands of paid members and loyal customers.

Digital HKCo operates one flagship store in the heart of the Beijing commercial district and one in Chengdu.  The flagship stores are the largest audio-video stores in China, with each store over 30,000 square feet in size.  The flagship stores are recognized as the #1 place of choice for Chinese stars to host autograph and signing events in China.

Digital HKCo’s internet portal, www.fab123.com, offers an online sales and membership fulfillment platform.  Digital HKCo is improving this web service with more features and functionality to offer an on-line experience of the latest release of copyrighted music and movies vial download and mail order.

THE SPIN-OFF

As a condition to the Closing of the Agreement, the Company is to complete the “spin-off” of its home healthcare operations through a special dividend to its stockholders as a separate public corporation.  The Agreement provides that UEG shall not be deemed a stockholder of the Company for purposes of the spin-off and shall not be entitled to participate therein.  The spin-off will be subject to the prior approval of Proposal 3 of this Proxy Statement, and the Company’s Board of Directors will set a record date for determining which stockholders are eligible to participate in the spin-off , which record date will be prior to the date of the Closing of the Agreement.   Only stockholders of record as of the spin-off record date will be entitled to participate in the spin-off.

Our home healthcare operations are conducted by our wholly-owned subsidiary Interim Healthcare of Wyoming, Inc., a Wyoming corporation (“Interim”).  Interim operates principally in the home healthcare and healthcare staffing services industries in Wyoming and Montana.  We acquired all of Interim’s issued and outstanding shares on September 8, 2005, in a transaction accounted for as a purchase.

The spin-off will be achieved through the distribution of all of Interim’s capital stock to our stockholders of record as of the record dated on a pro rata basis, with each Company stockholder to receive one share of Interim common stock for each share of Wizzard that he/she/it holds on such record date.  Our stockholders will not need to relinquish any shares of Wizzard common stock or provide any other consideration for their shares of Interim.  Immediately after the completion of the spin-off, each of our stockholders will continue to hold both his/her/its shares of Wizzard and an equal number of shares of Interim.  Interim will continue to operate its existing businesses after the completion of the spin-off and the spin-off will not affect the number of outstanding shares of Wizzard or any rights of Wizzard’s stockholders, although it may affect the market price of its common stock.  We expect that approximately 11,500,000 shares of Interim common stock will be distributed to our stockholders in connection with the spin-off, although the actual number of shares to be so distributed will be determined as of the spin-off record date.  No fractional shares will be distributed as part of the spin-off.

The completion of the spin-off will be subject to approval of Proposal 3 at the Annual Meeting and to final approval by the Company’s Board of Directors.  In addition, Interim will need to file a Registration Statement on Form 10 (the “Form 10”) with the SEC and the spin-off will be subject to the prior effectiveness of the Form 10.  The Form 10 will include detailed information about Interim and its financial history, capitalization, the spin-off and related matters.  Our Board of Directors reserves the right to amend, modify or abandon the spin-off at any time before the distribution date of the Interim shares.

With the execution of the Agreement, the Company has made a business decision to continue to concentrate its efforts on the media business.  Our Board of Directors believes that the separation of Interim will facilitate this process due to the substantially different focus of its home healthcare operations.  Because each of these businesses is so different from the other, each requires management to pursue significantly different operating and business strategies.  As a result, management and our Board of Directors believe that our home healthcare operations are likely to divide management’s attention from the Company’s focus on media, particularly after the Closing of the Acquisition.  The spin-off will allow our management to concentrate on the media business and will allow management of Interim to concentrate on home healthcare.  Our Board of Directors believes that separate companies may create more long-term value for the stockholders of each corporation than if both the media business and the home healthcare business were conducted through the current combined entity.

There is currently no public market for Interim’s common stock.  Following the completion of the spin-off, we expect that quotations for Interim’s common stock will be available on OTCBB.  We expect that trading of Interim’s shares will commence on or about the distribution date of the Interim shares.  We can not predict that any established public market will develop for Interim’s common stock or what its market price may be.  Nor can we predict what effect, if any, the spin-off may have on the market price for Wizzard’s common stock.

The shares of Interim common stock that are distributed to our stockholders will be freely transferable, with the exception of shares that are received by persons who may be deemed to be “affiliates” under the Securities Act of 1933, as amended (the “1933 Act”).  Persons who may be deemed to be affiliates of Interim after the spin-off will include persons or entities that control, are controlled by, or are under common control with Interim.  These persons will be able to sell their Interim shares only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as Section 4(1) thereof or Rule 144 promulgated thereunder.

We intend the spin-off to be a tax-free dividend to our stockholders.  The following is a summary of certain material U.S. federal income tax consequences to Wizzard, the holders of Wizzard’s common stock, Interim and the holders of Interim’s common stock following the spin-off. This summary does not discuss all tax considerations that may be relevant to stockholders in light of their particular circumstances.  Nor does it address the consequences to stockholders subject to special rules under the U.S. federal income tax laws, such as stockholders subject to the alternative minimum tax, tax-exempt entities, non-resident alien individuals, foreign entities, foreign trusts and estates and beneficiaries thereof, stockholders who acquire shares as compensation for services, banks, insurance companies, other financial institutions, traders in securities that use mark-to-market accounting, and dealers in securities or commodities. In addition, this summary does not address any state, local or foreign tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, amended (the “Code”), and regulations, rulings and judicial decisions, as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below.

If a partnership (or other entity treated as a partnership) holds Wizzard or Interim common stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Wizzard or Interim common stock, you should consult your tax advisors.

All stockholders should consult their own tax advisors concerning the specific tax consequences of the spin-off of Interim common stock to holders of Wizzard common stock in light of their particular circumstances. This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular investor.

Wizzard has not obtained a ruling from the IRS that the spin-off will qualify as a tax-free transaction under Section 355 of the Code and a tax-free reorganization under Section 368(a)(1)(D) of the Code. On the basis of Wizzard’s position and opinion only and assuming that Wizzard common stock is a capital asset in the hands of a Wizzard stockholder on the distribution date:

•	holders of Wizzard common stock should not recognize any income, gain or loss as a result of the receipt of shares of Interim common stock in the spin-off;

•

holders of Wizzard common stock should apportion the tax basis of their Wizzard common stock between such Wizzard common stock and Interim common stock received in the spin-off in proportion to the relative fair market values of such stock at the time of the spin-off;

•

the holding period for Interim common stock received in the spin-off by holders of Wizzard common stock should include the period during which such holders held the Wizzard common stock with respect to which the spin-off was made; and

•	neither Interim nor Wizzard should recognize gain or loss as a result of the spin-off.

If the distribution were not to qualify as a tax-free spin-off, each Wizzard stockholder receiving shares of Interim common stock in the spin-off would be treated as if such stockholder had received a distribution in an amount equal to the fair market value of Interim common stock received, which would result in (1) a taxable dividend to the extent of such stockholder’s pro rata share of Wizzard’s current and accumulated earnings and profits, (2) a reduction in such stockholder’s basis in Wizzard common stock to the extent the amount received exceeds such stockholder’s share of earnings and profits and (3) a taxable gain to the extent the amount received exceeds the sum of the amount treated as a dividend and the stockholder’s basis in the Wizzard common stock. Any such gain would generally be a capital gain if the Wizzard common stock is held as a capital asset on the distribution date. In addition, Wizzard would recognize a taxable gain to the extent the fair market value of Interim common stock distributed in the spin-off exceeded its tax basis in such common stock.

Unaudited pro forma combined consolidated financial information

The following unaudited pro forma combine consolidated balance sheet reflects adjustments to Wizzard’s historical consolidated balance sheet as of December 31, 2011.  Also, the unaudited pro forma combined consolidated statement of income reflects adjustments to Wizzard’s historical consolidated statement of operations for the year ended December 31, 2011, to give effect to:

•

The proposed acquisition of Digital HKCo, per the terms of the Share Exchange Agreement signed on April 5, 2012, and the proposed related issuance of 40,579,000 shares of common stock as if both had occurred on January 1, 2011.

•

The proposed spin-off of Interim Healthcare of Wyoming, Inc., a wholly owned subsidiary of Wizzard, as if both had occurred on January 1, 2011.

The acquisition is treated as purchase transactions and, therefore, the purchase price allocation, which is based upon a preliminary estimate of fair market value of the assets acquired, is subject to change as additional information, including the final determination of the Digital HKCo purchase price, becomes available. The unaudited pro forma combined consolidated statements of operations are not necessarily indicative of Wizzard’s actual results of operations assuming the transaction had been completed on January 1, 2011, nor do they purport to represent Wizzard’s results of operations for the future periods.

The unaudited pro forma combined consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Wizzard appearing in the Annual Report.

Unaudited pro forma combined consolidated
balance sheet

As of December 31, 2011

	Historical
	Wizzard December 31, 2011	Digital HKCo. December 31, 2011	Pro forma adjustments(c)	Pro forma adjustments (a)	Pro forma Combined	Offering adjustments	Pro forma as adjusted
			(In thousands, except per share data)
Cash	1442	23,587	535	0	24,494		24,494
Accounts receivable, net	587	6,011	382	0	6,216		6,216
Inventory	0	3,801	0	0	3,801		3,801
Deferred tax asset, current	0	1,136	0	0	1,136		1,136
Other current assets	40	3,710	15	0	3,735		3,735
Total current assets	2,069	38,245	932	0	39,382		39,382

PP&E, net	36	15,591	4	0	15,623		15,623
Goodwill and Intangibles	12,674	0	1,190	40,676	(b) 52,160		52,160
Deferred tax asset, noncurrent	0	1,661	0	0	1,661		1,661
Long-term deposits	4	3,579	0	0	3,583		3,583
Total assets	14,783	59,076	2,126	40,676	112,409		112,409

Accounts payable	658	5,659	50	0	6,267		6,267
Short-term loan	0	6,344	0	0	6,344		6,344
Accrued expenses	337	1,678	87	0	1,928		1,928
Deferred revenue	11	19,041	0	0	19,052		19,052
Taxes payable	0	2,992	0	0	2,992		2,992
Due to related parties	0	3,201	0	0	3,201		3,201
Other payables	0	1,829	0	0	1,829		1,829
Total current liabilities	1,006	40,744	137	0	41,613		41,613

Long-term deposits	0	2,382	0	0	2,382		2,382
Long-term payables	0	143	0	0	143		143
Total Liabilities	1,006	43,269	137	0	44,138		44,138

Common Stock	8	0	0	27	(b) 35		35
APIC	84,025	430	1,585	56,533	(b) 139,403		139,403
Statutory reserve	0	132	0	0	132		132
Accum comprehensive income	0	877	0	0	877		877
Retained earnings	(70,256)	14,368	404	(15,884)	(b) (72,176)		(72,176)
Total shareholders’ equity	13,777	15,807	1,989	40,676	68,271		68,271

Total liabilities & shareholder’s equity	14,783	59,076	2,126	40,676	112,409		112,409

Unaudited pro forma combined consolidated
statement of operations

For the year ended December 31, 2011

	Historical			(d)	(a)
	Wizzard December 31, 2011	Digital HKCo. September 30, 2011	Pro forma adjustments(c)	Pro forma adjustments (e)	Pro forma Combined	Offering adjustments	Pro forma as adjusted
			(In thousands, except per share data)
Total revenues	$ 6,540	$ 70,852	$ 3,426	$ 5,709	$ 79,675		$ 79,675

Cost of sales	3,475	46,592	2,306	3,178	50,939		50,939
Operating expense	12,659	5,127	1,663	1,452	(d) 17,575		17,575
Other income(loss)	(386)	533	1	441	587		588
Income Taxes	0	4,333	0	85	(b) 4,418		4,418
Net income(loss)	$ (9,980)	$ 15,333	$ (542)	$ 1,435	7,330		$ 7,330
Earnings (loss) per common share:
Basic	$ (1.31)						$ 0.15
Diluted	$ (1.31)						$ 0.15
Weighted-average common shares outstanding:
Basic	7,616				40,579	(f)	48,195
Diluted	7,616				40,579		48,195

Notes to the unaudited pro forma combined
consolidated statement of operations

a.

The pro forma balance sheet assumes the Digital HKCo acquisition occurred on January 1, 2011.  For purposes of the pro forma balance sheet as of December 31, 2011, Digital HKCo’s historical balance sheet as of December 31, 2011 was combined with Wizzard’s historical balance sheet as of December 31, 2011.  The pro forma balance sheet assumes the spin-off of the Home Healthcare (HHC) subsidiary occurred on January 1, 2011.  For purposes of the pro forma balance sheet as of December 31, 2011, the HHC was removed from Wizzard’s historical balance sheet as of December 31, 2011.

b.

The pro forma statement of operations assumes that the Digital HKCo acquisition occurred on January 1, 2011. For purposes of the pro forma statement of operations for the year ended December 31, 2011, Digital HKCo's historical statements of operations for the year ended September 30, 2011 were combined with Wizzard's historical statement of operations for the year ended December 31, 2011.  For purposes of the pro forma statement of operations for the year ended September 30, 2011, the results of operations of Digital HKCo are from October 1, 2010 to September 30, 2011.

c.

The pro forma statement of operations assumes the spin-off of the Home Healthcare (HHC) subsidiary occurred on January 1, 2011.  For purposes of the pro forma statement of operations for the year ended December 31, 2011, the HHC was removed from Wizzard’s historical statement of operations for the year ended December 31, 2011.

d.

The acquisition of Digital HKCo was accounted for by the purchase method of accounting. The adjustments reflect the incremental amortization of  intangible assets resulting from the acquisition of Digital HKCo as if Wizzard owned Digital HKCo as of January 1, 2011:

Depreciation and Amortization of assets	Year ended December 31, 2011 (in thousands)
Amortization of non-compete – 5 year life	$600
Amortization of trade secrets – 15 year life	133
Amortization of intellectual property – 15 year life	200
Amortization of trademark– 15 year life	333
Amortization of customer relationships - 20 year life	250

$1,516

e.

Reflects adjustment to reflect the appropriate quarter of Digital HKCo’s historical statement of operations for the year ended September 30, 2011, the results of operations of Digital HKCo are from October 1, 2010 to September 30, 2011.

	Historical
	Digital HKCo Three month ended December 31,
	2011	2010	Net
Total Revenue	$21,394	$15,685	$5,709

Cost of sales	13,751	10,573	3,178
Operating expense	1,346	1,410	(64)
Other income (loss)	523	82	441
Income Taxes	1,288	1,203	85
Net Income	5,532	2,581	2,951

f.

Shares anticipated to be issued in connection with acquisition Digital HKCo assumed to be outstanding for entire periods presented.

RISK FACTORS RELATING TO THE ACQUISITION

Consummation of the Acquisition will result in significant dilution to our stockholders.

At the Closing of the Acquisition, our current stockholders will own, in total, only 51% of the Company’s issued and outstanding shares of common stock.  Furthermore, if the shares of Preferred Stock are converted into common stock upon completion of the applicable Corporate Governance Objectives and Revenue Objectives, the current stockholders’ aggregate position in the Company will be reduced to 22%.  As a result, the holdings of the Company’s current stockholders will be significantly diluted.

UEG may acquire a controlling interest in the Company.

Following the Closing of the Agreement, and if the Corporate Governance Objectives and the Revenue Objectives are met, and UEG converts the Preferred Stock into shares of our common stock, it will own 78% of our total issued and outstanding common shares.  If these events occur, this means that UEG will have the right to make key decisions regarding the Company’s future.

The resale of our common stock by UEG may negatively affect the market price of such stock.

Both the Initial Shares and the shares of common stock to be issued upon conversion of the Preferred Stock will be “unregistered” and “restricted” securities within the meaning of Rule 144 of the SEC. In addition, certain of the shares to be issued under the Agreement will have “piggyback” registration rights that will permit the registration for resale of such shares.  Upon the effectiveness of any registration statement relating thereto and/or the expiration of the six-month holding period mandated by Rule 144 (and, with respect to the Lock-up Shares, the expiration of the lock-up period applicable thereto), these shares may be sold into any market that then exists for our shares of common stock.  Such resales may have a significant depressive effect upon the price thereof.

There are risks associated with Digital HKCo’s business structure.

Digital HKCo operates its businesses in China through FAB Digital and FAB Culture, respectively. The contractual arrangements with FAB Digital and FAB Culture and their respective shareholders provide Digital HKCo with effective control over these companies. As a result of these contractual arrangements, Digital HKCo is considered to be the primary beneficiary of FAB Digital and FAB Culture and accordingly, Digital HKCo consolidates the results of operations, assets and liabilities of FAB Digital and FAB Culture in its financial statements.  While this is the traditional legal structure for foreign corporations to control businesses in China, these contractual arrangements may not be as effective in providing Digital HKCo with control over FAB Digital and FAB Culture as direct ownership of these companies. In addition, FAB Digital and FAB Culture or their respective shareholders may breach the contractual arrangements. In any such event, Digital HKCo would have to rely on legal remedies under PRC law. These remedies may not always be effective, particularly in light of uncertainties in the PRC legal system.

Each of the VIE Entities is jointly owned by individuals, including Mr. Zhang. Conflicts of interest between these individuals’ role as shareholders of the VIE Entities and their duties to Digital HKCo may arise. In addition, these individuals are also directors and executive officers of the VIE Entities. PRC laws provide that a director or certain member of senior management owes a fiduciary duty to the company he directs or manages. These individuals must therefore act in good faith and in the best interests of the relevant VIE Entities and must not use their respective positions for personal gain. These laws do not require them to consider best interests of Digital HKCo when making decisions as a director or member of management of the relevant VIE Entities. Conflicts may arise between these individuals’ fiduciary duties as directors and officers of the VIE Entities and Digital HKCo.  We cannot assure you that when conflicts of interest arise, these individuals will act in the best interests of the Company or Digital HKCo or those conflicts of interest will be resolved in favor of the Company or Digital HKCo.

In addition, these individuals may breach or cause the VIE Entities to breach or refuse to renew the existing contractual arrangements that allow Digital HKCo to effectively control the VIE Entities and receive economic benefits from them. If the Company cannot resolve any conflicts of interest or disputes between Digital HKCo and the shareholders of the VIE Entities, the Company would have to rely on legal proceedings, which could result in disruption of the business of Digital HKCo, and there would be substantial uncertainty as to the outcome of any such legal proceedings.

UEG has represented that he ownership structure of Digital HKCo is in compliance with all existing PRC laws and regulations, and each of the VIE Contracts is binding and will not result in any violation of PRC laws or regulations currently in effect.  The Company cannot assure you that the PRC regulatory authorities will ultimately take a view that is consistent with the opinion of its PRC counsel. If Digital HKCo is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant regulatory authorities would have broad discretion in dealing with such violation, including levying fines, confiscating of income, revoking Digital HKCo’s business licenses or operating licenses, requiring the Company to restructure the relevant ownership structure or operations, and requiring Digital HKCo to discontinue all or any portion of its business. Any of these actions could cause significant disruption to Digital HKCo’s business operations.

The failure of the FAB Companies to implement and maintain an effective system of internal controls may undermine our ability to accurately report our financial results or to prevent fraud.

Upon the Closing of the Agreement, Digital HKCo will become a wholly-owned subsidiary of Wizzard, and it and its subsidiaries will be subject to the Sarbanes-Oxley Act of 2002.  The SEC, as required under Section 404 of the Sarbanes-Oxley Act, has adopted rules requiring public companies to include a report of management on the effectiveness of these companies' internal control over financial reporting in their annual reports.  Our management may conclude that our internal control over financial reporting is not effective due to the failure of the FAB Companies to cure any identified material weakness and control deficiencies. Moreover, even if our management concludes that our internal control over financial reporting is effective, our independent registered public accounting firm may not reach the same conclusion or may issue a report that is qualified if it is not satisfied with our internal control over financial reporting or the level at which our controls are documented, designed, operated or reviewed. In addition, during the course of the evaluation, documentation and testing of our internal control over financial reporting, we may identify other material weaknesses and deficiencies on the part of the FAB Companies that we may not be able to remediate in time to meet the deadline imposed by the SEC for compliance with the requirements of Section 404. If our management or our independent registered public accounting firm concludes that our internal control over financial reporting is not effective, the market price of our common stock may be adversely affected due to a loss of investor confidence in the reliability of our reporting process. We will need to incur significant costs and use significant management and other resources to ensure the FAB Companies’ compliance with Section 404 of the Sarbanes-Oxley Act.

If the FAB Companies are unable adequately to protect their intellectual property rights, their businesses may be materially adversely affected.

The FAB Companies’ businesses depend heavily on intellectual property.  The protection of intellectual property rights and brands in the PRC may not be as effective as those in the United States or other countries.  The steps that the FAB Companies have taken to protect their intellectual property may not be effective at preventing its misappropriation.  Any litigation that is necessary to protect these rights may require significant expense and time.

Changes in the economic and political policies of the PRC could materially and adversely affect the FAB Companies’ business.

Through the VIE Entities, Digital HKCo conducts substantially all of its business operations in the PRC. As a result, its business, financial condition, results of operations and business prospects depend largely on economic and political developments in the PRC. China's economy differs from the economies of most developed countries in many respects, including the amount of government involvement in the economy, the general level of economic development, growth rates and control of foreign exchange and the allocation of resources. Although the economy of the PRC has experienced significant growth in recent decades, this growth has remained uneven across different periods, regions and among various economic sectors. The PRC government has implemented various measures to encourage economic development and guide the allocation of resources. It also exercises significant control over China's economic growth through strategically allocating resources, controlling the payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. The PRC government’s future actions and policies may materially affect the Chinese economy and may have a material adverse effect on the FAB Companies’ business.

Uncertainties relating to the legal system of the PRC may have a material adverse effect on the FAB Companies.

China has not yet developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations continue to evolve and the limited number and non-binding nature of published decisions concerning them, their interpretation and enforcement involves uncertainties. In addition, the Chinese legal system is based partly on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, the FAB Companies may not be aware of their violation of these policies and rules until some time after the violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

International operations are subject to additional risks which could harm our business, operating results, and financial condition.

There are risks inherent in doing business internationally including:

•

trade barriers and changes in trade regulations;

•

difficulties in developing, staffing, and simultaneously managing foreign operations as a result of distance, language, and cultural differences;

•

stringent local labor laws and regulations;

•

longer payment cycles;

•

credit risk and higher levels of payment fraud;

•

restrictions on foreign ownership and investments, and stringent foreign exchange controls that might prevent us from repatriating cash earned in countries outside the U.S.;

•

political or social unrest, economic instability, repression, or human rights issues;

•

geopolitical events, including acts of war and terrorism;

•

compliance with U.S. laws such as the Foreign Corrupt Practices Act, and local laws prohibiting bribery and corrupt payments to government officials;

•

antitrust and competition regulations;

•

laws, regulations, licensing requirements, and business practices that favor local competitors or prohibit foreign ownership or investments;

•

different employee/employer relationships, existence of workers’ councils and labor unions, and other challenges caused by distance, language, and cultural differences, making it harder to do business in certain jurisdictions.

•

different or more stringent user protection, content, data protection, privacy and other laws; and

•

risks related to other government regulation or required compliance with local laws.

Fluctuations in foreign currency exchange rates can affect operating results in U.S. dollar terms.

Revenue generated and expenses incurred by international subsidiaries and equity method investees are often denominated in the currencies of the local countries. As a result, consolidated U.S. dollar financial statements are subject to fluctuations due to changes in exchange rates as the financial results of international subsidiaries and equity method investees are translated from local currencies into U.S. dollars.

There are risks inherent to the FAB Companies’ operations that could significantly impact their ability to continue to execute their business plans and/or generate revenues and profits.

Each of the FAB Company’s faces business risks regarding the following:

•

The ability to secure necessary materials to manufacture its products;

•

The ability to secure licenses and distribution rights for many of its copyrighted products;

•

The ability to secure the necessary licenses from the Chinese government to operate a hi-tech business;

•

The ability to attract and retain highly skilled employees to develop software and hardware for its Kiosk business;

•

Competition with pirated or copyright infringing products and the Companies’ ability to compete effectively on price with illegal content;

•

The FAB Companies rely on large gatherings of people to promote their business and sell music and other products.  The FAB Companies must be able to secure growth gathering permits or their revenues may be negatively impacted.

The foregoing risks are in addition to the risks identified under the caption “Risk Factors” of our Annual Report on Form 10-K for the calendar year ended December 31, 2011, and you are urged to read such disclosure in its entirety.

The actual total number of shares issued will be based upon the total outstanding shares at the closing date, and whether or not the revenue and corporate governance objectives are achieved by FAB over approximately a 24 month period.

The Board of Directors recommends stockholder approval of the Share Exchange Agreement and the issuance of up to 40,579,000 Shares of the Company’s common stock if all revenue and corporate governance objectives are met.  The Board of Directors believes that it is in Wizzard’s best interests to acquire FAB to be able to continue the development of our products and services to bring value to the shareholders of the Company.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock if all revenue and corporate governance objectives are met thereunder..

Your Board of Directors unanimously recommends a vote FOR the approval of the Share Exchange Agreement and the issuance of up to 40,579,000 shares of our common stock if all revenue and corporate governance objective are met thereunder.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board have appointed Gregory & Associates LLC, certified public accountants, as auditors to examine the financial statements of Wizzard for fiscal 2012 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Gregory & Associates LLC audited our financial statements for the calendar year ended December 31, 2012.

A representative from Gregory & Associates LLC is not expected to attend the 2011 Annual Meeting.

Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Gregory & Associates LLC for services rendered for the fiscal years ended December 31, 2011 and 2010. Audit fees include the cost of our annual audit and our subsidiaries including the costs of quarterly reviews, and SEC filings requiring the consents of our independent auditor. Audit-related fees consisted of due diligence work on a potential acquisition. The Audit Committee approved 100% of the fees for both 2011 and 2010.

	Fiscal Year 2011	Fiscal Year 2010
Audit fees	$96,608	$83,990
Audit-related fees	—	—
Tax Fees	—	—
All other fees	—	—

Total	$96,608	$83,990

The Audit Committee is informed of and approves all services that Gregory & Associates LLC provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Gregory & Associates LLC, the adverse vote will be considered a directive to the Audit Committee and the Board to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of Gregory & Associates LLC as Wizzard’s independent auditors.

PROPOSAL NO. 5 - ELECTION OF TWO ADDITIONAL DIRECTORS PER THE TERMS OF THE SHARE EXCAHNGE AGREEMENT SUBJECT TO APPROVAL OF PROPOSAL NO 3 OF THIS PROXY STATEMENT.

This proposal is subject to the approval of Proposal No. 3 of this Proxy Statement by the Company’s shareholders.  Should the shareholders not approve Proposal No.3, this Proposal No. 5 shall be null and void.

Per Section 8.3 of the Share Exchange Agreement, referenced in Proposal No. 3, the Board of Directors of Wizzard will consist of the four directors serving in such capacity prior to execution date of the Agreement and two new members appointed by the FAB Parties prior to or at the Closing.  The FAB Parties will have the right to designate one of the two individuals as Chairman of the Board of Directors at the Closing for a term no less than two years.  At such time, the current Chairman of the Company’s Board of Directors will resign as the Chairman, but remain as a voting member of the Board of Directors.  Terms for the directors shall be for no less than two years from the execution date of the Agreement, subject to shareholders’ approval. The structure of the board of directors at each level of the FAB Companies shall be the same as that of the Wizzard immediately after the Closing.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with Wizzard
Zhang Hongcheng	44	Director and Chairman
Gu JianFen	77	Director

Zhang Hongcheng founded and has served as Chairman of FAB since 2003.  Mr. Zhang also founded Guangzhou Hongxiang Culture Co., Ltd. and in 2002 sold the company to Tom.com.. Mr. Zhang has 20 years experience in publishing and distributing Digital Entertainment products in China.  He has served as the Vice President of Guangdong Association of Entrepreneur and Chairman of Anti-Piracy Alliance of China. Mr. Zhang graduated from China -Europe International Business School with an EMBA degree in 2001.

Gu JianFen is one of the most famous Music Composers in China. Ms. Gu currently serves as the Vice-Chairperson of China Musicians Association, Vice Chairperson of Music Copyright Society of China and Council Member of China International Culture Exchange Center. Ms. Gu graduated from Shenyang Conservatory of Music in 1955.  Ms. Gu has composed more than one hundred musical works, and won the "China Gold Record Award", the "Contemporary Youth Favorite Song" award,  the "Award of the Ministry of Culture", and UNESCO's "Asia-Pacific Region Excellent Music Award".

Your Board of Directors unanimously recommends a vote FOR the election of Mr. Zhang and Ms. Gu subject to the approval of Proposal No. 3 of the Proxy

PROPOSAL NO. 6- THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO SUCH NAME AS THE COMPANY’S BOARD OF DIRECTORS AND THE FAB PARTIES SHALL DETERMINE, WHICH AMENDMENT SHALL BE SUBJECT TO THE PRIOR CLOSING OF THE SHARE EXCHANGE AGREEMENT.

Under Section 8.2 of the Agreement the Company agreed to change its name to a name to be determined by all parties prior to the Closing, and to request a new symbol from NYSE Amex that is representative of the new name.  The parties have not yet selected such a name, but intend to do so before the

Closing.  Subject to approval of this Proposal 6 at the Annual Meeting, immediately following the Closing, the Company will file Articles of Amendment with the Colorado Secretary of State to effectuate this name change.  The parties intend the new name to reflect the business of the Company following the Closing.

Your Board of Directors unanimously recommends a vote FOR the amendment of the Company’s Articles of Incorporation to change its name subject to Closing of the Agreement.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Wizzard Software Corporation

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

ANNEX A

WIZZARD SOFTWARE CORPORATION

2012 STOCK OPTION PLAN

 (Subject to Stockholder Approval)

1.

Purpose.  The purpose of the Wizzard Software Corporation 2012 Stock Option Plan is to induce certain designated persons to continue to provide valuable services to Wizzard Software Corporation (the "Company") and to encourage such person to secure or increase on reasonable terms their stock ownership in the Company.  The Board of Directors of the Company believes the Plan is in the best interest of the Company and will promote the success of the Company.  This success will be achieved by encouraging continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and implementing the long-range plans of the Company.

Certain Options granted under this Plan are intended to be Incentive Stock Options qualified under Section 422 of the Code.  The Plan also permits the grant of Nonqualified Stock Options.

2.

Definitions.  For purposes of this Plan, the following terms shall have the meanings indicated below:

(a)  "Capital Stock" or "Common Stock": any of the Company's authorized but unissued shares of common stock.

(b)  "Code": the Internal Revenue Code of 1986, as amended from time to time.

(c)  "Fair Market Value":  the price per share determined by the Board of Directors at the time any Option is granted.  Fair Market Value of Incentive Stock Options shall be determined consistent with the Code and regulations.

 (d)  "Incentive Stock Option": an option defined in Section 422 of the Code to purchase shares of the Common Stock of the Company.

 (e)  "Non-Qualified Stock Option":  an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Common Stock of the Company.

 (f)  "Option": the term shall refer to a Stock Option granted under this Plan.

 (g)  "Option Agreement": a written agreement pursuant to which the Company grants an Option to an Optionee and sets the terms and conditions of the Option.

 (h)  "Option Date": the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Company.

(i)  "Option Stock": the Common Stock of the Company (subject to adjustment as described in Section 7) reserved for options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefore by exchange, stock split or otherwise.

(j)  "Optionee":  a person who is eligible to receive an Option under Section 5 of the Plan and to whom an Option has been granted under the Plan.

(k)  "Plan":  this Wizzard Software Corporation 2012 Stock Option Plan effective April 1, 2012, and as amended hereafter from time to time.

(l)  A "Subsidiary":  any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

3.

Options Available Under Plan.  An aggregate of 3,000,000 shares of the Company's authorized but unissued shares of Common Stock are hereby made available for grant, and shall be reserved for issuance, under this Plan.  The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7.  If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

4.

Administration.  The Plan shall be administered by the Board of Directors of the Company.  At all times subject to the authority of the Board of Directors, the Board of Directors may from time to time delegate some or all of its authority under the Plan to a committee consisting of three (3) or more Directors (the "Committee"), and/or obtain assistance or recommendations from such Committee.  If no separate committee is appointed, the Board shall constitute the Committee, and references to the Committee shall include the entire Board of Directors.

The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised.  At all times, a majority of the members of the Committee making determinations about the grant of Options to employee-directors or employee-officers must be disinterested in the grant being made.  The Committee may from time to time adopt rules and procedures for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

5.

Eligibility for Stock Options.  Incentive Stock Options under the Plan may only be granted to such employees of the Company or any Subsidiary thereof, as selected by the Committee.  Non-Qualified Stock Options may be granted to key employees, non-employee directors and any other persons providing valuable services to the Corporation.

In selecting the employees or other persons to whom Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan.  For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive Stock Option plans of the Company and all subsidiary corporations) shall not exceed $100,000.  Subject to the provisions of Section 3, an optionee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.  Any Incentive Stock Option that becomes exercisable and exceeds the above limitation shall be treated as a Non-Qualified Option.

No Stock Option may be granted under this Plan later than the expiration of ten (10) years from the Effective Date.

6.

Terms and Conditions of Options.  Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan.  The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

(a)  Number of shares and option price.  The Option Agreement shall state the total number of shares to which it pertains.  The price of Incentive Stock Option Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. In the event an Incentive Stock Option is granted to an employee, who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Company's stock then outstanding, the price of the shares of Option Stock which will be covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date.  Non-Qualified Options may be granted at a price equal to, greater than or less than Fair Market Value at the date of grant.  The Option price shall be subject to adjustment as provided in Section 7 hereof.

(b)  Period of options and right to exercise.  Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such times and shall be evidenced by such form of written Option Agreement as the Committee shall determine, provided that such determinations are not inconsistent with Code Section 422 and the regulations thereunder.  The Option Agreement may, at the discretion of the Committee, provide for the acceleration of vesting of Options upon a "Change in Control" of the Company, as defined in Section 6(h) below.

In addition, no Option granted, shall by its terms, be exercisable after the expiration of ten (10) years from the date such Option is granted.  Except, however, Incentive Stock Options granted to any employee who at the Option Date owns more than ten percent (10%) of the voting power of all shares of the classes of Company's stock then outstanding, may not be exercisable after expiration of five (5) years from the Option Date.  The period during which the Option may be exercised, once it is granted, shall not be reduced, except as provided in paragraphs (c), (d) and (e) below. The exercise of any Option will be contingent upon receipt by the Company of payment as provided in paragraph (f) below for the full purchase price of such shares.  No Optionee or his or her legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until certificates for such shares are issued under the terms of the Plan.

(c)  Termination of Employment or Service.  Unless the Option Agreement otherwise provides, in the event that an Optionee shall cease to be employed by (or performing services for, in the event of a Non-Qualified Stock Option) the Company for any reason other than death, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise any outstanding Options at any time within three (3) months after the termination of employment (or service in the case of a Non-Qualified Stock Option).  Notwithstanding the foregoing, in the case of a disabled employee or other Optionee, the Board of Directors at its discretion may permit exercise of Options within one year of termination of employment). In the event an Optionee shall cease to be employed, or in the case of an independent consultant, shall cease to provide services to the Company, for "cause," any outstanding Options in favor of such Optionee shall immediately terminate and such Optionee shall have no right to exercise any such Options.  For purposes of this Plan, the terms "disability "and "cause" shall have the meanings ascribed such terms in the employment or independent consulting agreements between the Company and any such Optionees.

(d)  Death of Optionee.  If the Optionee holding a "Qualified Stock Options" shall die (i) while in the employ of or while providing services to the Company or any Subsidiary, or (ii) within a period of three (3) months after the termination of his or her employment with the Company or any subsidiary as provided in paragraph (c) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan shall be exercisable until the earlier of the originally stated date of termination or one year from the date of death.  Such Option shall be exercised pursuant to subparagraph (f) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of his or her death.

(e)  Transfer of Option.  Each Option granted hereunder shall, by its terms, not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee.  Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.  Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

(f)  Manner of Exercise of Options.  An Option may be exercised, in whole or in part, at such time or times and with respect to such number of shares, as the Board of Directors, in its sole discretion, shall determine at the time that the Option is granted.  The Option terms shall be set forth in the Option Agreement granting the Option.  Such Option shall be exercisable only within the Option period and only by (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash, by cashier's check (by personal check at the discretion of the Company) or by a "cashless exercise" procedure established between the Company and a stock brokerage firm, subject to compliance with applicable securities laws.  When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Agreement is returned to the Optionee.  When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be canceled and retained by the Company.

(g)  Delivery of Certificate.  As promptly as practicable after receipt of the written notice and payment specified above, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

(h)  Change in Control.  A "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934 as amended ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the voting Capital Stock of the Company ("Voting Stock") or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.  Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a change in control for the purposes of this Plan.

(i)  Other Provisions.  The Option Agreements authorized under this Section shall contain such other provisions as the Committee shall deem advisable.

7.

Adjustment of Number of Shares.  If, and to the extent that, the number of issued shares of the Capital Stock of the Company shall be increased or reduced by change in par value, recapitalization, reorganization, merger, consolidation, split up, distribution of a dividend payable in stock or the like, the number of shares subject to the Option and the Option price therefore shall be equitably adjusted by the Committee consistent with such change to prevent substantial dilution or enlargement of the rights granted to or available to Optionees.

Subject to the foregoing, the grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.

No Rights as Stockholder.  An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee.

9.

No Obligation to Exercise Option.  The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.  Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the employer Company's rights to terminate such employment.

10.

Withholding Taxes.  If required by law, upon a disqualified disposition of an Incentive Stock Option, the Company shall have the right to require any Optionee that is or was an employee as of the Option Date, to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes, if any, resulting from such option exercise or early disposition of Option Stock.  Payment of such amount may be made in the same manner as payment of the exercise price or by tendering previously owned shares of the Company's Common Stock with a Fair Market Value on the date of exercise equal to such amount, subject to compliance with applicable securities laws.

11.

Common Stock Acquired for Investment.  Common Stock acquired by an Optionee under this Plan by exercise of any Option shall be acquired by the Optionee for investment and without intention of resale, unless, in the opinion of counsel of the Company, such common stock may be purchased without any investment representation.  Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Optionee as a condition of the Optionee exercising an Option under this Plan, and the Committee may place an appropriate legend on the common stock issued to the Optionee indicating that such common stock has not been registered under federal or state securities laws.  Each Option shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, then such Option shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing contained herein shall require the Company to register the Options or the shares of voting common stock purchased upon the exercise of said Options.

12.

Effective Date.  This Plan shall be effective April 1, 2012 (the "Effective Date") as approved by the Board of Directors, subject to approval by the shareholders of the Company.  However, unless within 12 months after the Plan is adopted by the Board of Directors, the Plan is approved by the vote of the holders of a majority of the outstanding Capital Stock of the Company, the Plan and options granted hereunder shall not qualify under Section 422 of the Code.  All subsequent stock options granted hereunder will be Non-Qualified Stock Options.  All Options granted prior to disqualification of the Plan for failure to obtain shareholder approval shall be converted to Non-Qualified Stock Options.

13.

Liquidation.  Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 7 in connection with a merger, consolidation or reorganization of the Company.

14.

Termination and Amendment of the Plan.  This Plan shall terminate ten (10) years after the Effective Date or at such earlier time as the Board of Directors shall determine.  Any termination shall not affect any Options then outstanding under the Plan.  The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Company, except as provided in Section 7 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) increase the maximum term of the Options provided for herein or (d) change the class of persons eligible to receive Options under the Plan.

15.

Governing law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado without reference to the principles of conflicts of law thereof.

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